UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 23, 2006

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

	51 West 52nd Street, New York, New York	10019
	(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:  (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Form 8-K, including its Exhibit, is identical in all respects (other than this explanatory note and an “as of” date in the signature page) to the Form 8-K submitted to the Securities and Exchange Commission (SEC) on February 23, 2006.  We are resubmitting the Form 8-K solely for the purpose of having it appear on the SEC’s EDGAR system under the correct CIK number.

Section 2     Financial Information

Item 2.02    Results of Operations and Financial Condition.

On February 23, 2006, the Registrant announced earnings for the fourth quarter and full year ended December 31, 2005.  Information regarding the Registrant’s earnings is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 9    Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c)  Exhibits.         The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit
Number	Description of Exhibit

99	Information regarding the Registrant’s earnings for the fourth quarter and full year ended December 31, 2005 announced on February 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

By:	/s/ Fredric G. Reynolds
	Name:	Fredric G. Reynolds
	Title:	Executive Vice President and Chief
Financial Officer

Dated as of:  February 23, 2006

Exhibit Index

Exhibit
Number	Description of Exhibit

99	Information regarding the Registrant’s earnings for the fourth quarter and full year ended December 31, 2005 announced on February 23, 2006.